                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               IOMEGA CORPORATION
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                               PRELIMINARY COPIES
                               IOMEGA CORPORATION
                              1821 West Iomega Way
                                Roy, Utah 84067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 22, 1997

     The Annual Meeting of Stockholders of Iomega Corporation (the "Company") will be held at the Marriott Hotel, 75 South West Temple, Salt Lake City, Utah 84101 on Tuesday, April 22, 1997 at 11:00 a.m., local time, to consider and act upon the following matters:

     1. To elect eight members of the Board of Directors. If the proposed amendment to the Company's Restated Certificate of Incorporation providing for a classified Board of Directors (proposal 2 below) is adopted, the eight directors will be elected to a classified Board of Directors, with three directors being elected for a one-year term, three directors being elected for a two-year term and two directors being elected for a three-year term. If this proposed amendment is not adopted, all eight directors will be elected for a one-year term.

     2. To approve an amendment to the Company's Restated Certificate of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms.

     3. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 150,000,000 to 400,000,000.

     4. To approve the Company's 1997 Stock Incentive Plan and the reservation of 6,000,000 shares of Common Stock for issuance thereunder.

     5. To approve amendments to the Company's 1995 Director Stock Option Plan, as set forth in the accompanying Proxy Statement.

     6. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the current year.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 24, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                            By Order of the Board of Directors,

                                            LAURIE B. KEATING, Secretary

Roy, Utah
March 7, 1997

-------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                               PRELIMINARY COPIES
                               IOMEGA CORPORATION
                              1821 West Iomega Way
                                Roy, Utah 84067
             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Iomega Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on April 22, 1997 and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     At the close of business on February 24, 1997, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were
outstanding and entitled to vote an aggregate of           shares of Common
Stock of the Company (constituting all of the outstanding voting stock of the Company). Holders of Common Stock are entitled to one vote per share.

     The Company's Annual Report for 1996 was mailed to stockholders, along with these proxy materials, on or about March 7, 1997.

VOTES REQUIRED

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed amendments to the Company's Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to (i) approve the Company's 1997 Stock Incentive Plan, (ii) approve the amendments to the Company's 1995 Director Stock Option Plan, and (iii) ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the current year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a majority of the shares voting on such matter. However, because shares which abstain and shares represented by broker non-votes are nonetheless considered outstanding shares, abstentions and broker non-votes with respect to one of the proposed amendments to the Company's Restated Certificate of Incorporation will have same effect as a vote against such proposed amendment.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information, as of January 20, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of January 20, 1997 as a group:

                                                           NUMBER OF SHARES      PERCENTAGE
                                                             BENEFICIALLY      OF OUTSTANDING
BENEFICIAL OWNER                                               OWNED(1)           SHARES(2)
----------------                                           ----------------    --------------
Idanta Partners Ltd.(3)..................................      11,354,356           8.9%
  4660 La Jolla Village Drive
  Suite 775
  San Diego, CA 92122
Willem H.J. Andersen(4)..................................          10,307            *
Robert P. Berkowitz......................................               0           --
David J. Dunn(5).........................................      12,757,828          10.0%
Kim B. Edwards(6)........................................       1,965,195           1.5%
Michael J. Kucha(7)......................................          75,516            *
John R. Myers(8).........................................          37,000            *
John E. Nolan(9).........................................         172,500            *
The Honorable John E. Sheehan............................               0           --
M. Wayne Stewart(10).....................................          75,018            *
Anton J. Radman, Jr.(11).................................         659,785            *
Leonard C. Purkis(12)....................................         187,080            *
Srini Nageshwar(13)......................................         172,314            *
Leon J. Staciokas(14)....................................       1,070,174            *
All directors and executive officers as a group
  (21 persons)(15).......................................      16,349,397          12.5%

---------------

* Less than 1%

 (1) The inclusion herein of any shares of Common Stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), each person is deemed to beneficially own (i) any shares issuable upon the exercise of stock options held by such person that are currently exercisable or that become exercisable within 60 days after January 20, 1997 (and any reference in these footnotes to shares subject to stock options refers only to such options); (ii) any shares issuable to such person under the Company's 1991 Stock Purchase Plan within 60 days after January 20, 1997 (and any reference in these footnotes to shares issuable under the Company's 1991 Stock Purchase Plan refers only to such shares); and (iii) any shares issuable upon conversion of 6 3/4% Convertible Subordinated Notes due 2001 ("Convertible Notes") of the Company held by such person.

 (2) Number of shares deemed outstanding for purposes of calculating these percentages is comprised of the 128,042,866 shares outstanding as of January 20, 1997 (excluding treasury shares), plus any shares subject to options held by the person in question, any shares issuable to the person in question under the 1991 Stock Purchase Plan and any shares issuable upon conversion of Convertible Notes held by the person in question.

 (3) David J. Dunn, a director of the Company, Dev Purkayastha and Perscilla Faily are the trustees of trusts, each of which are, along with Jonathan Huberman, the general partners of Idanta Partners Ltd. and share voting and dispositive power with respect to such shares.

 (4) Includes 5,062 shares issuable upon conversion of Convertible Notes held by Mr. Andersen.

 (5) Consists of 11,354,356 shares held by Idanta Partners Ltd., of which Mr. Dunn is Managing General Partner, and 1,403,472 shares held by a family trust, of which Mr. Dunn is trustee. Excludes 1,200 shares held by Mr. Dunn's wife, as to which shares Mr. Dunn disclaims beneficial ownership.

 (6) Includes 1,462,500 shares subject to stock options held by Mr. Edwards. Also includes 6,000 shares held by Mr. Edwards' wife, as to which shares Mr. Edwards disclaims beneficial ownership.

 (7) Consists of 15,000 shares held by Mr. Kucha as custodian for his children, as to which shares Mr. Kucha disclaims beneficial ownership, 516 shares held as co-trustee with his wife, as to which shares Mr. Kucha has shared voting and investment power, and 60,000 shares subject to stock options held by Mr. Kucha.

 (8) Consists of 6,000 shares held jointly by Mr. Myers and his wife, as to which shares Mr. Myers has shared voting and investment power, and 31,000 shares subject to stock options held by Mr. Myers.

 (9) Includes 112,500 shares subject to stock options held by Mr. Nolan.

(10) Consists of shares subject to stock options held by Mr. Stewart.

(11) Consists of 648,259 shares held in a trust as to which Mr. Radman shares voting power, 11,250 shares subject to a stock option held by Mr. Radman and 276 shares issuable under the 1991 Stock Purchase Plan.

(12) Consists of 2,580 shares held by Mr. Purkis' children, as to which shares Mr. Purkis disclaims beneficial ownership, 19,500 shares held jointly by Mr. Purkis and his wife, as to which Mr. Purkis shares voting and investment power, and 165,000 shares subject to stock options held by Mr. Purkis.

(13) Includes 165,000 shares subject to stock options held by Mr. Nageshwar and 228 shares issuable under the 1991 Stock Purchase Plan.

(14) Includes 980,000 shares subject to stock options held by Mr. Staciokas. Also includes 51,000 shares held by Mr. Staciokas' wife, as to which Mr. Staciokas disclaims beneficial ownership. Mr. Staciokas served as an executive officer of the Company until October 1996.

(15) Includes 11,354,356 shares of Common Stock held by Idanta Partners Ltd. Also includes an aggregate of 2,288,360 shares subject to stock options, an aggregate of 504 shares issuable under the 1991 Stock Purchase Plan and 5,062 shares issuable upon conversion of Convertible Notes. Excludes shares beneficially owned by Mr. Staciokas. See Note (14).

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy will vote to elect as directors the eight nominees listed below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees listed below are currently directors of the Company. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

     If the proposed amendment to the Company's Restated Certificate of Incorporation described below providing for the classification of the Board of Directors into three classes is approved at the meeting by the Company's stockholders, three Class I Directors (Messrs. Dunn, Nolan and Sheehan) will be elected for a one-year term expiring at the 1998 Annual Meeting of Stockholders, three Class II Directors (Messrs. Andersen, Berkowitz and Myers) will be elected for a two-year term expiring at the 1999 Annual Meeting of Stockholders and two Class III Directors (Messrs. Edwards and Kucha) will be elected for a three-year term expiring at the 2000 Annual Meeting of Stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal. If this proposed amendment to the Company's Restated Certificate of Incorporation is not adopted, all eight directors will be elected for a one-year term expiring at the 1998 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal. See "Approval of Amendment Providing for Classified Board of Directors."

NOMINEES

     Set forth below for each nominee are his name and age, his positions with the Company, his principal occupation and business experience during the past five years, and the year of his first election as a director of the Company:

     WILLEM H. J. ANDERSEN, age 56, has been a director of the Company since 1994. Mr. Andersen has been a private consultant since February 1995. From June 1992 until February 1995, he was Chief Executive Officer and a director of Comlinear Corporation, a semi-conductor manufacturer. From November 1986 until June 1992, he was Chief Executive Officer of Laser Magnetic Storage International Company, a designer and manufacturer of optical and tape mass storage equipment. Mr. Andersen is a director of Analytical Surveys, Inc.

     ROBERT P. BERKOWITZ, age 61, has been a director of the Company since 1983. Mr. Berkowitz has been a private consultant since March 1992. From August 1991 until March 1992, he was President and Chief Executive Officer of CimTelligence Systems, a developer of process planning software for the manufacturing industry. Previously, he had been a private investor and a writer since August 1988.

     DAVID J. DUNN, age 66, has been Chairman of the Board of Directors since 1980. Mr. Dunn has been Managing General Partner of Idanta Partners Ltd., a venture capital firm, since 1971.

     KIM B. EDWARDS, age 49, has been President, Chief Executive Officer and a director of the Company since 1994. Mr. Edwards served as President and Chief Executive Officer of Gates Energy Products, Inc., a manufacturer of rechargeable batteries and the successor of General Electric Battery Division, from March 1993 to December 1993. From January 1987 until March 1993, Mr. Edwards served in various other executive positions for Gates Energy Products Inc., including Vice President and General Manager of its Consumer Business Unit and Vice President of Marketing and Sales.

     MICHAEL J. KUCHA, age 55, has been a director of the Company since 1980. He has been a private investor since June 1996. Mr. Kucha was also President and Chief Executive Officer of ERISS Corporation, an information services company, from January 1996 to May 1996. From October 1990 to June 1996, he was President of Melvin C. Dill Co., Inc., a manufacturer of industrial labels.

     JOHN R. MYERS, age 60, has been a director of the Company since April 1994. Mr. Myers has been a private consultant to UNC Corp., a corporation in the aerospace industry, since June 1996 when UNC acquired Garrett Aviation Services, a provider of modification and upgrade services for corporate jet aircraft. From July 1994 to June 1996, he was Chairman of Garrett Aviation Services. From December 1993 to July 1994, Mr. Myers was a private consultant. From June 1992 until October 1993, he was an executive officer of Thiokol Corporation, a manufacturer of rocket motors and specialty fastener devices, initially serving as Chief Operating Officer and later as Chief Executive Officer. From 1980 until 1992, he was President of Textron Lycoming, a producer of piston and turbine engines. He is a director of Curtiss-Wright Corporation.

     JOHN E. NOLAN, age 69, has been a director since 1993. Mr. Nolan has been a Partner at the law firm of Steptoe & Johnson since 1963. He is a director of Hooper Holmes, Inc.

     THE HONORABLE JOHN E. SHEEHAN, age 67, has been a director of the Company since 1990. Mr. Sheehan, an entrepreneur since 1976, is a director and the principal stockholder of several of the privately owned enterprises which he founded. He is Chairman and Chief Executive Officer of Rhome Management Co., which provides oversight to his various corporate interests. He is also a member of the Board of Trustees for the Harvard Business School Alumni Association and Chairman of the Board of Trustees of the U.S. Naval Academy Alumni Association. Mr. Sheehan is a former member, Board of Governors of the Federal Reserve System.

BOARD AND COMMITTEE MEETINGS

     The Company has a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee met four times during 1996, to review the effectiveness of the auditors during the annual audit, to discuss the Company's internal accounting control policies and procedures and to consider and recommend the selection of the Company's independent auditors. The current Audit Committee members are Messrs. Berkowitz (Chairman), Kucha and Nolan.

     The Company has a standing Compensation Committee of the Board of Directors, which is responsible for determining the compensation package of each executive officer and recommending it to the Board of Directors and for administering the Company's employee stock option, stock purchase, cash bonus and other employee benefit plans. The Compensation Committee also authorizes stock option grants under the 1987 Stock Option Plan and is expected to be delegated power to authorize grants under the 1997 Stock Incentive Plan. During 1996, the Compensation Committee met six times and acted by written consent on 16 occasions. The current members of the Compensation Committee are Messrs. Sheehan (Chairman), Andersen and Myers. In addition, during 1996, the Company had a Special Administration Committee, a subcommittee of the Compensation Committee consisting of Messrs. Andersen and Sheehan authorized to take actions with respect to the granting of stock options under the Company's 1987 Stock Option Plan, which acted by written consent.

     The Company has a standing Nominating Committee of the Board of Directors, which provides recommendations to the Board regarding nominees for director. The Nominating Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to the Assistant Secretary of the Company, at the principal offices of the Company, who will forward such recommendations to the Nominating Committee for consideration. The Nominating Committee met once during 1996. The current members of the Nominating Committee are Messrs. Dunn and Kucha.

     The Company has a standing Executive Committee of the Board of Directors, which reviews certain issues relating to the Company's business between meetings of the full Board of Directors. The Executive Committee met three times during 1996. The current members of the Executive Committee are Messrs. Dunn (Chairman), Edwards, Kucha and Myers.

     The Company has a Special Operations Committee, which meets with existing and potential third-party manufacturers and advises the Board of Directors with respect to certain production-related matters. Mr. Myers was the sole member of the committee during 1996 and acted in such capacity on seven occasions during 1996.

     During 1996, the Board of Directors met eight times and acted by written consent on two occasions. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

     In January 1997, the Board of Directors established a standing Ethics and Compliance Committee which will periodically review the Company's legal compliance and business conduct policies and the monitoring and enforcement mechanisms used by the Company to ensure these policies are followed. The current members of the Ethics and Compliance Committee are Messrs. Nolan (Chairman) and Kucha.

DIRECTORS' COMPENSATION

     The Chairman of the Board received an annual fee of $100,000 for 1996 and will receive an annual fee of $150,000 for 1997. Other directors who are not employees of the Company received an annual fee of $15,000 for 1996 plus $1,500 per meeting attended and will receive an annual fee of $20,000 for 1997 plus $1,500 per meeting attended. Directors who are members of standing committees receive $5,000 per year and $1,500 per meeting attended (unless a standing committee meeting and a one-day Board meeting are held on the same day, in which case only one $1,500 payment for attendance is made). Beginning in 1997, directors other than the Chairman of the Board will also receive $750 for each meeting of the Board or a standing committee of the Board held by teleconference. In addition, the Chairman of the Audit Committee received an annual fee of $8,000 for 1996 and will receive an annual fee of $15,000 for 1997; the Chairman of the Special Operations Committee receives an annual fee of $8,000; and the Chairman of the Compensation Committee received an annual fee of $4,000 for 1996 and will receive an annual fee of $12,500 for 1997. Directors who are employees of the Company receive no director's fees. All directors are reimbursed for certain Company-related out-of-pocket expenses.

     In 1995, the Board of Directors adopted, and the stockholders approved, the 1995 Director Stock Option Plan (the "Director Plan"), which currently provides for the grant to each non-employee director of the Company, upon initial election as a director, of an option to purchase 37,500 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant. No options have been granted under the Director Plan, which provides for the issuance of a maximum of 1,200,000 shares of Common Stock. For information relating to proposed amendments to the Director Plan, see "Approval of Amendments to 1995 Director Stock Option Plan."

EXECUTIVE COMPENSATION

  Summary Compensation

     The following table sets forth certain information concerning the compensation in each of the last three fiscal years of (i) the Company's Chief Executive Officer during the fiscal year ended December 31, 1996, (ii) the Company's four other most highly compensated executive officers during the fiscal year ended December 31, 1996 who were serving as executive officers on December 31, 1996 and (iii) one former executive officer of the Company who would have been among the executive officers covered by clause (ii) above but for the fact that he was not serving as an executive officer on December 31, 1996 (collectively, the "Named Executive Officers"):

                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                                                   -------------------------
                                                  ANNUAL COMPENSATION                       AWARDS
                                       -----------------------------------------   -------------------------
                                                                    OTHER ANNUAL   RESTRICTED     SECURITIES
              NAME AND                                              COMPENSATION     STOCK        UNDERLYING    ALL OTHER
         PRINCIPAL POSITION            YEAR    SALARY     BONUS         (1)        AWARDS(2)      OPTIONS(3)   COMPENSATION(4)
         ------------------            ----    ------     ----- -   ------------   ----------     ----------   ------------
Kim B. Edwards.......................  1996   $402,288   $636,640          --     $        0       450,000      $  4,500
  President, Chief                     1995   $240,000   $160,000          --     $1,000,500             0      $  4,500
  Executive Officer                    1994   $240,000   $160,000     $79,569(5)  $        0     1,875,000      $    650

M. Wayne Stewart(6)..................  1996   $196,923   $113,681     $69,446(5)  $        0       350,000      $      0
  Senior Vice President,
  Chief Operating Officer

Anton J. Radman, Jr..................  1996   $187,247   $108,040          --     $        0        75,000      $  4,500
  Senior Vice President,               1995   $172,653   $120,652          --     $        0             0      $  4,500
  Strategic Business                   1994   $168,852   $ 74,090          --     $        0             0      $    650
  Development

Leonard C. Purkis(7).................  1996   $178,852   $102,863          --     $        0       110,000      $  4,500
  Senior Vice President,               1995   $139,615   $ 93,289     $75,913(5)  $        0       300,000      $    650
  Finance, Chief
  Financial Officer

Srini Nageshwar......................  1996   $175,447   $102,067          --     $        0        60,000      $368,099
  Senior Vice President,               1995   $166,149   $ 96,819          --     $        0             0      $283,861
  Europe                               1994   $157,326   $ 60,561          --     $        0             0      $ 52,191

Leon J. Staciokas(8).................  1996   $227,587   $133,633          --     $        0             0      $  4,500
  Senior Vice President,               1995   $222,369   $155,423          --     $        0             0      $  4,500
  Chief Internal                       1994   $219,001   $ 76,650          --     $        0             0      $    650
  Operating Officer

---------------

(1) In accordance with the rules of the Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total of annual salary and bonus for the Named Executive Officer for such year.

(2) In January 1996, the Compensation Committee voted to grant Mr. Edwards the maximum number of shares of stock (120,000) issuable under his 1995 bonus arrangement, which had previously been adopted by the Compensation Committee. The amount shown is the fair market value of such shares as of the date of grant. One-third of such shares were issued to Mr. Edwards on January 1, 1997 and one-third of such shares are issuable to Mr. Edwards on each of January 1, 1998 and 1999, subject to his continued employment with the Company. As of December 31, 1996, the value of the shares remaining subject to the award (80,000) was $1,387,733, based on the last reported sale price of the Common Stock on December 31, 1996 ($17.38 per share) minus the par value purchase price of such shares.

     Certain of the Named Executive Officers remain eligible to receive shares of Common Stock issuable as a "retention premium" under the Company's 1991 Stock Purchase Plan with respect to years prior to 1993. Such shares vest and are issued in equal annual installments over a period of four such years from the date of grant. The following table sets forth for each such Named Executive Officer the number of unvested retention premium shares as of December 31, 1996 and the value of such shares based on the last reported sale price of the Common Stock on December 31, 1996 ($17.38 per share):

                                                                TOTAL UNVESTED
                                                               RETENTION PREMIUM
                                                             SHARES AS OF 12/31/96
                                                           -------------------------
                                                           NUMBER             VALUE
                                                           ------             ------
        Mr. Radman.......................................  276              $4,797
        Mr. Nageshwar....................................  228              $3,963

    All of the retention premium shares are scheduled to vest in 1997.

    Since neither the retention premium shares nor the remaining shares issuable to Mr. Edwards under his bonus arrangement will be issued until the date they vest, no cash dividends are payable with respect to such shares while they are not vested.

(3) Reflects the number of shares covered by options to purchase Common Stock granted during the year indicated. The Company has never granted any stock appreciation rights ("SARs").

(4) Represents, for 1996, the Company's matching contribution under the Iomega Retirement and Investment Savings Plan (the "IRIS Plan"), other than $363,599 with respect to Mr. Nageshwar, which amount represents payments relating to his overseas assignment.

(5) Consists of relocation expenses.

(6) Mr. Stewart commenced serving as an executive officer of the Company on January 1, 1996.

(7) Mr. Purkis commenced serving as an executive officer of the Company on March 1, 1995.

(8) Mr. Staciokas served as an executive officer of the Company until October 1996.

  Option Grants, Exercises and Year-End Values

     The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 1996:

                                                                INDIVIDUAL GRANTS
                                                -------------------------------------------------      POTENTIAL REALIZABLE
                                                           PERCENT OF                                        VALUE AT
                                                              TOTAL                                    ASSUMED ANNUAL RATES
                                                NUMBER OF    OPTIONS                                      OF STOCK PRICE
                                                SECURITIES GRANTED TO                                    APPRECIATION FOR
                                                UNDERLYING  EMPLOYEES   EXERCISE OR                       OPTION TERM(1)
                                                 OPTIONS    IN FISCAL    BASE PRICE   EXPIRATION     ------------------------
                     NAME                        GRANTED      YEAR       PER SHARE       DATE            5%           10%
----------------------------------------------- ---------  -----------  ------------  -----------    ----------    ----------
Kim B. Edwards.................................  300,000(2)     7.8%       $ 6.29      2/18/06       $1,199,566    $3,047,882
                                                 150,000(3)     3.9%       $15.06      9/29/06       $1,436,046    $3,648,737
M. Wayne Stewart...............................   47,838(2)     1.3%       $ 8.36      1/1/06        $  251,511    $  637,379
                                                 252,162(2)     6.6%       $ 8.36      1/31/06       $1,340,103    $3,404,962
                                                  50,000(3)     1.3%       $15.06      9/29/06       $  478,682    $1,216,246
Anton J. Radman, Jr............................   45,000(2)     1.2%       $ 6.29      1/19/06       $  178,009    $  451,109
                                                  30,000(3)     0.8%       $15.06      9/29/06       $  287,209    $  729,747
Leonard C. Purkis..............................   10,632(2)     0.3%       $ 6.29      1/19/06       $   42,058    $  106,582
                                                  49,368(2)     1.3%       $ 6.29      2/18/06       $  197,401    $  501,559
                                                  50,000(3)     1.3%       $15.06      9/29/06       $  478,682    $1,216,246
Srini Nageshwar................................   60,000(2)     1.6%       $ 6.29      1/19/06       $  237,345    $  601,478
Leon J. Staciokas..............................        0        --           --          --              --            --

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment with the Company and the date on which the options are exercised.

(2) Options vest 25% per year beginning with the first anniversary of the date of grant, subject to acceleration upon certain events constituting a change of control of the Company.

(3) Options vest 25% per year beginning on January 1, 1998, subject to acceleration upon certain events constituting a change of control of the Company.

     The following table sets forth, for each of the Named Executive Officers, the number of shares acquired on exercise of options during the fiscal year ended December 31, 1996, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by each such officer on December 31, 1996:

                                                                          NUMBER OF SHARES
                                                                       UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                         OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS AT
                                          SHARES                              YEAR-END                FISCAL YEAR-END(2)
                                         ACQUIRED        VALUE       --------------------------   --------------------------
                NAME                   ON EXERCISE    REALIZED(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
-------------------------------------  ------------   ------------   --------------------------   --------------------------
Kim B. Edwards.......................            0             --        1,087,500 / 1,237,500     $18,487,234 / $17,050,144
M. Wayne Stewart.....................            0             --                0 /   350,000     $        -- / $ 2,823,500
Anton J. Radman, Jr..................    1,072,470    $24,886,778                0 /    75,000     $        -- / $   568,574
Leonard C. Purkis....................            0             --           75,000 /   335,000     $ 1,220,250 / $ 4,442,048
Srini Nageshwar......................      150,000    $ 4,423,740          300,000 /    60,000     $ 4,936,995 / $   665,298
Leon J. Staciokas....................      220,000    $ 8,264,240          980,000 /         0     $16,657,343 /         --

---------------

(1) Based on the fair market value of the Common Stock on the date of exercise, less the option exercise price.

(2) Based on the fair market value of the Common Stock on December 31, 1996 ($17.38 per share), less the option exercise price.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     In connection with his employment as the Company's President and Chief Executive Officer beginning January 1, 1994, the Company entered into an employment agreement with Mr. Edwards. Under this agreement, Mr. Edwards' initial annual base salary was set at $240,000. The agreement provides for severance pay of up to 12 months of Mr. Edwards' base salary if he is discharged by the Company other than for cause.

     Mr. Nageshwar's employment agreement with the Company, which was entered into at the time Mr. Nageshwar became Vice President, Europe, provides that if the Company terminates Mr. Nageshwar for any reason other than for cause within the span of his assignment in Europe, he will be entitled to receive a severance payment equal to six months of his base salary in addition to the reimbursement of certain relocation expenses.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Nageshwar's spouse is employed by the Company as a Human Resource Manager. During 1996, she received salary and other compensation from the Company totalling approximately ECU$136,905 (or approximately $109,000 based on the exchange rate at December 31, 1996).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon a review of reports submitted to the Company during fiscal year 1996, all reports with respect to beneficial ownership of securities of the Company required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by officers and directors and holders of more than 10% of the Common Stock of the Company were timely filed, except as set forth below. A report on Form 4 with respect to the stock award granted to Mr. Edwards in January 1996 in connection with his 1995 bonus arrangement was timely filed with Nasdaq in February 1996, but, due to a mailing error, was filed with the Commission after the required filing date. A report on Form 4 with respect to a purchase by Mr. Dunn's wife in July 1996 of 1,200 shares of stock of the Company, of which Mr. Dunn was not then aware, was filed with the Commission after the required filing date. Mr. Dunn disclaims beneficial ownership of the shares purchased by his wife.

-------------------------------------------------------------------------------
                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, which is comprised of directors who are not employees of the Company. Messrs. Sheehan, Andersen and Myers served on the Compensation Committee throughout 1996. Anthony L. Craig, who served as a director of the Company until August 1996, was also a member of the Compensation Committee during 1996. In addition, during 1996, the Company maintained a Special Administration Committee, a subcommittee of the Compensation Committee, consisting of Messrs. Sheehan and Andersen, each of whom qualified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code, which was authorized to take action with respect to stock option grants.

     The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's other directors, including the input of Mr. Dunn, Chairman of the Board of Directors, who generally attends meetings of the Compensation Committee, and, with respect to the compensation of the Company's other executive officers, Mr. Edwards, the Company's Chief Executive Officer and President.

     The Company's executive compensation program consists of a mixture of base salary, cash bonuses and stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including the past and expected contribution by each executive officer to the Company's goals, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

     Due to the Company's introduction during 1995 of two major new products lines -- Zip (in March 1995) and Jaz (in December 1995) -- 1996 was expected to represent a significant transition year for Iomega. In designing a compensation program for 1996, the Compensation Committee sought to create an incentive for the Company's top executives to achieve internal performance goals, while at the same time recognizing existing uncertainties regarding the Company's ability to achieve its performance goals due, in part, to external constraints, including the component shortages and vendor ramp-up issues experienced by the Company during 1995.

BASE SALARY

     The Company has historically determined base salary for all its employees by reference to grade level rankings based on job content. This system was implemented in 1988 with the assistance of an outside consulting group and has been updated annually using a broad-based salary survey provided by the same consultant. In addition, in determining 1996 compensation, the Committee considered the input of another compensation consulting group, including a benchmarking study prepared in November 1995 (the "Benchmarking Study"). The Benchmarking Study focused on a peer group of seven publicly traded companies selected on the basis of size and industry sector (BancTec, Inc., Bay Networks, Inc., Exabyte Corporation, Micropolis Corporation, Standard Microsystems Corporation, Symbol Technologies, Inc. and Telxon Corporation) for information about the top five executive positions, as well as a number of other broader published surveys of data for high technology companies for information about the compensation of other executives. The Benchmarking Study for the top five positions indicated that Iomega's base salary and total cash compensation for comparable positions was generally below the 25th percentile of the peer group with respect to both base pay and total cash compensation. Based on the data reviewed by the Committee, and in its subjective judgment, the Compensation Committee approved increases in base salary for executive
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
officers ranging from approximately 5 to 30 percent (other than for Mr. Edwards, whose base salary is discussed below). Giving effect to these increases, the base salaries for the Named Executive Officers were generally in the top half of the peer group.

CASH BONUS PROGRAM

     For 1996, the Company adopted a cash bonus program tied to the achievement by the Company of a specified level of net after-tax profits (provided the ratio of net after-tax profits to total sales exceeded a specified percentage). The program set a specific objective formula for determining the amount of Mr. Edwards' bonus and for determining the amount of two other bonus pools, one for "Senior Executives", including all of the Named Executive Officers, and the other for a broader group of "Key Contributors". Mr. Edwards was granted authority to determine the allocation of bonus payments within the bonus pools for Senior Executives and Key Contributors, subject to the limitation that no bonus could exceed 135% of a participant's base salary.

     In January 1997, the Compensation Committee reviewed the Company's performance against the objective criteria of the program and approved the bonus amounts payable under the program's formula to Mr. Edwards and the aggregate size of the other two bonus pools. The amounts paid to the Named Executive Officers, which reflect Mr. Edwards' allocation of bonuses among the Senior Executives and Key Contributors, are included in the Summary Compensation Table included in this Proxy Statement. In deciding to authorize the payment of bonuses under the program, the Committee waived the requirement that the ratio of net after-tax profits to total sales exceed a specified percentage in light of what the Committee believed to be the overall outstanding performance of the management group.

STOCK OPTIONS

     Between 1992 and 1995, the Compensation Committee maintained a general policy of not granting stock options, except for recruiting key personnel and in other special circumstances. In connection with setting 1996 compensation, the Compensation Committee determined that it would be appropriate to begin granting stock options to key employees as the long-term component of their compensation package. This determination was reached after considering, among other things, the results of the Benchmarking Study, which indicated that Iomega's long-term incentives, including equity-based incentives, were less competitive than those of the peer group companies included in the Benchmarking Study. Accordingly, in January 1996, options were granted to approximately 90 key employees, including certain of the Named Executive Officers. These options were granted at an exercise price equal to fair market value of the Company's Common Stock on the date of grant ($6.29) and provided for vesting in four equal annual installments beginning on the first anniversary of the date of grant.

     In September 1996 the Compensation Committee determined that it would have a positive impact on employee morale and achievement of the Corporation's objectives to advance the timing of the grants of options intended to constitute a portion of the Company's 1997 compensation program. Accordingly, in September 1996, options were granted to approximately 150 employees, including certain of the Named Executive Officers. These options were granted at an exercise price equal to fair market value of the Company's Common Stock on the date of grant ($15.06) and provided for vesting in four equal annual installments beginning on January 1, 1998. The number of shares subject to each option granted during 1996 was subjectively determined.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In January 1996, the Compensation Committee increased Mr. Edwards' base salary for 1996 from the $240,000 level it had been at since he commenced employment in 1994 to $400,000. This increase in base pay
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
raised Mr. Edwards' base pay from below the 25th percentile of the peer group included in the Benchmarking Study to the top quartile.

     For 1996, Mr. Edwards received a bonus of $636,640 under the bonus program described above. Of this bonus, $386,640 was objectively determined based on the Company's net after-tax profits and the remaining $250,000 was determined under a provision of the program authorizing the payment of a discretionary bonus of up to $250,000 to Mr. Edwards based on a subjective assessment of his performance with respect to the following non-financial objectives: successful financing of the Company, strategic partnering, organization staffing, establishing production capacity, product development and time to market of products developed. In awarding Mr. Edwards the full discretionary portion of the bonus, the Committee considered the completion by the Company of two public offerings during 1996, the numerous strategic alliances formed by the Company during 1996, the Company's success in hiring several new executives in key areas, the development and implementation of a new manufacturing plan centered around a facility in Penang, Malaysia and the Company's new product development efforts.

     Mr. Edwards received an option grant for 300,000 shares of Common Stock in January 1996 and for 150,000 shares of Common Stock in September 1996. The size and timing of such option grants were subjectively determined by the Committee based in part on its review of information contained in the Benchmarking Study.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Except as described below with respect to Mr. Edwards, the Company does not believe Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. In connection with his bonus arrangement for 1995, the Company awarded Mr. Edwards the right to buy 120,000 shares of Common Stock over a three-year period for nominal consideration. Even though these shares were expressly awarded to Mr. Edwards based on the Committee's assessment of his outstanding performance in 1995 as Chief Executive Officer, the shares will not technically qualify as "performance-based compensation" within the meaning of
Section 162(m). Therefore, depending on the market value of such shares on each vesting date and the other compensation paid to Mr. Edwards in each such year, all or a portion of the compensation expense associated with such shares may not be deductible by the Company for income tax purposes. Notwithstanding the fact that the compensation expense associated with these shares is expected to be nondeductible, the Committee believes the award was in the Company's best interests in light of the fact that the increase in the value of the shares subject to the award reflected the increase in the value of the Company's Common Stock during 1995 shared by all stockholders, which was due in large part to Mr. Edwards' efforts, and the fact that the award's three-year vesting period is designed to provide an incentive for Mr. Edwards' continued contribution to the Company. In addition, because the Company's cash bonus programs for 1996 and 1997 are not operated in a manner designed to qualify as "performance-based compensation" as defined by Section 162(m), it is likely that a portion of any bonus payable to Mr. Edwards under these programs will be non-deductible. The Compensation Committee reviews the potential effect of Section 162(m) periodically and in the future may decide to structure the performance-based portion of its executive officer compensation to comply with Section 162(m).



                                            The Honorable John E. Sheehan
                                            Willem H.J. Andersen
                                            John E. Myers
-------------------------------------------------------------------------------

       APPROVAL OF AMENDMENT PROVIDING FOR CLASSIFIED BOARD OF DIRECTORS

BACKGROUND

     On February 21, 1997, the Board of Directors adopted an amendment to the Company's Restated Certificate of Incorporation (the "Certificate") which provides for the reinstitution of a classified Board of Directors. The full text of the proposed amendment is set forth in Exhibit A to this Proxy Statement and the following description is qualified in its entirety by reference thereto. If the proposed amendment is approved, the eight directors elected to the Board will be divided into three classes as provided under "Election of Directors" and certain conforming amendments, in substantially the form set forth in Exhibit B to this Proxy Statement, will be made to the By-laws of the Company.

     Delaware law authorizes provisions in a certificate of incorporation that provide for a classified board of directors. During the three-year period ended with the Annual Meeting held in April 1993, the Company's Board of Directors was classified into three classes, each elected for staggered three-year terms. Since 1993, the directors have been elected for one-year terms at each Annual Meeting. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT REINSTATING A CLASSIFIED BOARD OF DIRECTORS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

     The proposed amendment to the Certificate and conforming amendments to the By-laws provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the Annual Meeting to be held in 1998; another class would hold office initially for a term expiring at the Annual Meeting to be held in 1999; and another class would hold office initially for a term expiring at the Annual Meeting to be held in 2000. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" as to the composition of each class of directors, and each director's initial term, if this proposal is adopted.

     The Board believes that classification of the Board will help lend continuity and stability to the management of the Company. Following adoption of the classified board structure, at any given time at least approximately two-thirds of the members of the Board will generally have had experience as directors of the Company. The Board believes that this will facilitate long-range business planning, strategic planning and policy making and will have a positive impact on customer and employee loyalty. In particular, the Company believes that a classified Board of Directors will permit the Company to more effectively represent the interests of all of its stockholders in a variety of situations, including responding to circumstances which might be created by demands or actions of a single stockholder or stockholder group, than might be the case if the Board of Directors were not classified and a measure of continuity from year to year were not thereby assured. The proposed amendment is not a response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company.

     The proposed classified Board amendment could discourage efforts to obtain control of the Company. The classification of directors will have the effect of making it more difficult for stockholders to change the composition of the Board in a relatively short period of time since at least two Annual Meetings will be required to be held in order to effect a change in a majority of the members of the Board. The delay afforded by the proposed amendment will help ensure that the Board, if confronted with a hostile tender offer, a proxy contest or other similar proposal, will have sufficient time to review and consider the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the stockholders.

     The proposed classified Board amendment provides that directors may be removed by the stockholders only for cause by the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the

Company issued and outstanding and entitled to vote, and requires the affirmative vote of the holders of at least eighty percent of the shares of capital stock of the Company issued and outstanding and entitled to vote to amend or repeal, or to adopt any provision inconsistent with, its terms.

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Restated Certificate of Incorporation.

            APPROVAL OF AMENDMENT INCREASING AUTHORIZED COMMON STOCK

     On January 28, 1997, the Board of Directors of the Company unanimously voted to recommend to the stockholders that the Company's Restated Certificate of Incorporation be amended to increase the number of authorized shares of Common Stock from 150,000,000 to 400,000,000 shares.

     THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE PROPOSED AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT.

     The authorized Common Stock of the Company currently consists of 150,000,000 shares, $.03 1/3 par value per share, of which (i) 127,977,426 shares were outstanding as of December 31, 1996 (net of treasury shares), (ii) 11,475,188 shares were issuable pursuant to options or awards outstanding as of December 31, 1996 under the Company's stock plans and (iii) 4,631,194 shares were issuable upon conversion of Convertible Notes outstanding as of December 31, 1996.

     The Board believes that the authorization of additional shares of Common Stock is necessary to provide shares for issuance in connection with the exercise of stock options expected to be granted under the Company's stock option and stock purchase plans, including the 1997 Plan and the Director Plan, and in connection with possible future stock dividends, financings, joint ventures, acquisitions and other general corporate purposes. Other than as described above or as provided for pursuant to the Company's Rights Agreement dated July 28, 1989, as amended, there are no existing plans, understandings or agreements for the issuance of any shares of Common Stock. If the amendment is adopted by the stockholders, the Board of Directors will have authority to issue shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Restated Certificate of Incorporation.

                     APPROVAL OF 1997 STOCK INCENTIVE PLAN

     On January 28, 1997, the Board of Directors of the Company adopted, subject to the approval of stockholders, the 1997 Stock Incentive Plan (the "1997 Plan"). Up to 6,000,000 shares of Common Stock (subject to certain limitations described below and subject to adjustment upon the occurrence of certain events) may be issued pursuant to awards (collectively, "Awards") granted under the 1997 Plan.

     The 1997 Plan is intended to replace the Company's 1987 Stock Option Plan (the "1987 Plan"), which expires by its terms on April 20, 1997. As of January 31, 1997, options to purchase an aggregate of 9,776,462 shares of Common Stock were outstanding under the 1987 Plan and an additional 5,234,614 shares were reserved for future option grants under such Plan. Upon the expiration date of the 1987 Plan on April 20, 1997, all then outstanding options will remain in effect, but no additional option grants may be made under the 1987 Plan. Other than in connection with any grants made to key hires or in connection with promotions or relocations, the Company does not expect to grant any additional options under the 1987 Plan prior to its expiration.

     THE BOARD OF DIRECTORS BELIEVES ADOPTION OF THE 1997 PLAN IS ESSENTIAL TO THE ABILITY OF THE COMPANY TO MAINTAIN A COMPETITIVE POSITION IN ATTRACTING AND RETAINING KEY PERSONNEL AND IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1997 PLAN AND THE RESERVATION OF 6,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

SUMMARY OF PLAN

     The 1997 Plan provides for the grant of "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code (the "Code"), nonstatutory stock options and restricted stock awards. Officers, key employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1997 Plan.

     The 1997 Plan is administered by the Board of Directors. The Board of Directors selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, which may not be less than 100% (in the case of incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code) or, subject to certain limitations described below, 25% (in the case of nonstatutory options) of the fair market value of the Common Stock as of the date of grant,
(iii) the duration of options (which may not exceed ten years from the date of grant), and (iv) the number of shares of Common Stock subject to any restricted stock awards and the terms and conditions of such awards, including conditions for repurchase and the issue price. The Board of Directors may delegate its authority under the 1997 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company.

     The 1997 Plan contains limits on the number of shares of Common Stock subject to Awards that can be made at below 100% of fair market value or that can be made to any individual participant. The maximum number of shares of Common Stock subject to restricted stock awards granted in any calendar year at below 100% of fair market value may not exceed 10% of the total number of shares of Common Stock subject to Awards made in the prior calendar year (or, with respect to the first year of the 1997 Plan, in 1997). The maximum number of shares of Common Stock subject to nonstatutory stock options granted in any calendar year at below 100% of fair market value may not exceed 10% of the total number of shares of Common Stock subject to options granted in the prior calendar year (or, with respect to the first year of the 1997 Plan, in 1997). The 1987 Plan, which is being replaced by the 1997 Plan, permits nonstatutory options to be granted at not less than 25% of fair market value and does not restrict the number of shares subject to options granted at below fair market value. All options granted during 1995 and 1996 were granted at exercise prices equal to the fair market value of the Common Stock on the date of grant. The maximum number of shares with respect to which an Award may be granted to any participant under the 1997 Plan may not exceed 500,000 shares per calendar year or, in the case of an initial Award made in connection with the employment of a new employee, 1,000,000 shares in the initial calendar year of employment.

     The Board of Directors is required to make appropriate adjustments in connection with the 1997 Plan and any outstanding Awards to reflect stock dividends, stock splits and similar events. In the event of a merger or other acquisition event (as defined in the 1997 Plan), the 1997 Plan provides for outstanding options to be assumed or substitute awards granted, unless the surviving corporation refuses to agree to such assumption or substitution, in which case the Board of Directors shall accelerate the Awards or provide for a cash out of the value of the Awards.

     The 1997 Plan will expire by its terms on January 28, 2007. The Board of Directors may at any time amend, suspend or terminate the 1997 Plan, except that no outstanding Award designated as subject to Section 162(m) by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (as applicable to such Award) unless and until such amendment shall have been approved by the Company's stockholders.

     As of January 31, 1997, approximately 3,000 persons were eligible for Awards under the 1997 Plan, including the Named Executive Officers. The granting of Awards under the 1997 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. The following table sets forth the benefits received during 1996 by the Named Executive Officers and the indicated groups under the 1987 Plan, which is being replaced by the 1997 Plan:

                 OPTION GRANTS DURING 1996 UNDER THE 1987 PLAN

                                                                     DOLLAR        NUMBER OF
                        NAME AND POSITION                          VALUE($)(1)      SHARES
-----------------------------------------------------------------  -----------     ---------
Kim B. Edwards...................................................      $ 0          450,000
  President, Chief Executive Officer

M. Wayne Stewart.................................................        0          350,000
  Senior Vice President, Chief Operating Officer

Anton J. Radman, Jr..............................................        0           75,000
  Senior Vice President, Strategic Business Development

Leonard C. Purkis................................................        0          110,000
  Senior Vice President, Finance, Chief Financial Officer

Srini Nageshwar..................................................        0           60,000
  Senior Vice President, Europe

Leon J. Staciokas................................................        0                0
  Senior Vice President, Chief Internal Operating Officer

Executive Group..................................................        0         1,637,000

Non-Executive Director Group.....................................        0                0

Non-Executive Officer Employee Group.............................        0         2,186,000

---------------

(1) All options granted in 1996 were granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of grant.

     On March  , 1997, the closing sale price of the Common Stock on the New
York Stock Exchange was $          .

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1997 Plan and with respect to the sale of Common Stock acquired under the 1997 Plan.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will generally recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock").

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then generally all or a portion of the gain recognized will be ordinary compensation income and the remaining gain will be a capital gain, long-term if the participant has held the ISO Stock for more than one year prior to the date of the sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of the sale.

     Nonstatutory Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock award, unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Code Section 83(b) election within 30 days of the date of the grant, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Code Section 83(b) election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Code Section 83(b) election is not made, or just after the award is granted if a Code Section 83(b) election is made.

     Tax Consequences to the Company. The grant of a stock option or restricted stock award (absent an election under Section 83(b) of the Code by the participant) under the 1997 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the 1997 Plan nor the sale of any Common Stock acquired under the 1997 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1997 Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

           APPROVAL OF AMENDMENTS TO 1995 DIRECTOR STOCK OPTION PLAN

     On January 26, 1995, the Board of Directors adopted the Company's 1995 Director Stock Option Plan (the "Director Plan"), which was approved by the Company's stockholders on April 25, 1995. The purpose of the Director Plan is to encourage ownership of stock of the Company by outside directors whose continued services are essential to the Company's future progress, and to provide them with an incentive to continue as directors of the Company. No options have been granted to any director under the Director Plan because no new directors have been elected to the Board since adoption of the Director Plan. A maximum of 1,200,000 shares of Common Stock are currently reserved for issuance under the Director Plan.

     On February 10, 1997, the Board of Directors adopted, subject to the approval of the stockholders, certain amendments (the "Amendments") to the Director Plan which, in its opinion, would help the Company attract and retain qualified outside directors and provide further incentive to directors as a result of their equity interest in the Company. The Amendments are being submitted to the stockholders for a single vote, and therefore a favorable vote will constitute approval of all the Amendments. THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENTS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS.

     The Amendments would provide the following:

     1. INITIAL OPTION GRANT. An initial grant to each non-employee director at the time of his or her initial election to the Board of an option to purchase 20,000 shares of Common Stock (formerly 25,000 shares, adjusted to 37,500 at the time of the Company's three-for-one stock split in January 1996). Such options would vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to acceleration in certain events as described below.

     2. ANNUAL OPTION GRANT. An annual grant to each non-employee director of an option to purchase 5,000 shares of Common Stock on each anniversary of the date of his or her initial election following the full vesting of his or her initial option grant. Incumbent directors would receive such a grant on the date of approval by the stockholders of the Amendments and on each anniversary of such date, provided the stock option granted to such incumbent director prior to April 22, 1997 is fully vested as of such grant date. Such options would vest in five equal annual installments beginning on the first anniversary of the date of grant subject to acceleration in certain events as described below.

     3. CHANGE OF CONTROL. The automatic acceleration of vesting of one-half of outstanding options which are not, by their terms, then exercisable upon a "Change of Control" (as defined in the Plan).

     4. EXTENSION OF EXERCISE PERIOD AND VESTING UPON DEATH OR DISABILITY. The right to exercise an option for a period of two years following termination of his or her service as a director if such termination results from his or her (i) death, (ii) disability or (iii) resignation or decision not to stand for re-election at age 55 or older following five or more years of service as a director. In the event service as a director terminates by reason of death or disability, all then unvested options shall automatically vest and become immediately exercisable in full.

     5. TRANSFERABILITY. The right to permit a director to transfer his or her options to members of the director's family or to make a charitable gift.

SUMMARY OF THE 1995 DIRECTOR PLAN (AS AMENDED)

     A total of up to 1,200,000 shares of Common Stock may be issued upon the exercise of options granted under the Director Plan (subject to adjustment upon the occurrence of certain events such as stock splits). Any shares subject to options which terminate or expire unexercised will be available for future grants under the Director Plan. Only directors of the Company who are not employees of the Company or any subsidiary corporation will be eligible to receive options under the Director Plan. All options granted under the Director Plan will be nonstatutory stock options, not entitled to the tax treatment provided for under Section 422 of the Internal Revenue Code.

     If the Amendments to the Director Plan are approved by the Company's stockholders, each non-employee director who thereafter is first elected to the Board of Directors will be granted an option to purchase 20,000 shares of Common Stock on the date of such election and an option to purchase 5,000 shares of Common Stock on each anniversary of his or her initial election following the full vesting of the initial option grant; and each director currently serving as a non-employee director will be granted an option to purchase 5,000 shares on the date that the stockholders approve the Amendments and an option to purchase 5,000 shares of Common Stock on each anniversary of such date; provided the stock option granted to such director prior to April 22, 1997 is fully vested as of such grant date. If the Amendments are adopted, Messrs. Berkowitz, Dunn, Kucha and Sheehan will each be granted an option to acquire 5,000 shares of Common Stock on the date that the stockholders approve the Amendments and Messrs. Andersen, Myers and Nolan will first become eligible to receive option grants under the Director Plan in 1999, 1999, and 1998, respectively. The exercise price for each option will be the fair market value of the Common Stock on the date of grant. Each option will become exercisable (or "vest") on a cumulative basis in five equal annual installments beginning on the first anniversary of the date of grant, provided the optionee continues to serve as a director on such dates, except as otherwise provided in the case of death or disability or a Change of Control of the Company.

     For a period of 90 days after termination of his or her service as director, each optionee shall be entitled to exercise his or her options to purchase that number of shares of Common Stock which had vested and were exercisable at the time of such termination, provided that the exercise period shall be two years instead of 90 days after such termination if termination occurs by reason of death or disability or by reason of the optionee's resignation or decision not to stand for re-election at age 55 or older following five years of service as a director. In addition, if a director's service is terminated by reason of death or disability, all then unvested options shall become automatically vested and exercisable in full. Options may be transferred by the directors to family members or for charitable gifts, but any transferee shall hold such options subject to the terms and conditions thereof. All unexercised options expire 10 years after the date of grant.

     In the event of a Change of Control of the Company, one-half of the outstanding options granted under the Director Plan which are not, by their terms, then exercisable, shall become immediately exercisable. A Change of Control will occur if and when any of the following events occurs or the Company enters into an agreement with respect to any of such events: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

     The Board of Directors may suspend or discontinue the Director Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) change the number of shares subject to the Director Plan, (ii) change the designation of directors eligible to receive options under the Director Plan or (iii) materially increase the benefits accruing to participants in the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     See "Approval of 1997 Stock Incentive Plan -- Federal Income Tax Consequences" for a summary of the federal income tax consequences of nonstatutory stock options.

                            STOCK PERFORMANCE GRAPH

     Until November 1996, the Company's Common Stock was traded on the Nasdaq National Market under the symbol IOMG. In November 1996, the Company's Common Stock was listed for trading on the New York Stock Exchange under the symbol IOM and trading of the Common Stock on the Nasdaq National Market was discontinued.

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of (i) the CRSP Total Returns Index for The Nasdaq Stock Market (U.S. Companies) (the "CRSP Nasdaq Index"); (ii) the CRSP Total Returns Index for Nasdaq Computer Manufacturers Stocks (U.S. and Foreign) (the "CRSP Nasdaq Computer Index"); (iii) the CRSP Total Returns Index for the New York Stock Exchange Stock Market (U.S. Companies) (the "CRSP NYSE Index"); and (iv) the CRSP Total Returns Index for New York Stock Exchange Computer and Office Equipment Stock (U.S. and Foreign) (the "CRSP NYSE Computer Index"). The two Nasdaq indices are included in accordance with the Commission's rules because such indices were included in last year's proxy statement; the two Nasdaq indices will not be included by the Company in future proxy statements.

     This graph assumes the investment of $100 on December 31, 1991 in the Company's Common Stock and each of the indices listed above, and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1992, 1993, 1994, 1995 and 1996.

                                                                  CRSP Nasdaq                       CRSP NYSE
    Measurement Period             Iomega        CRSP Nasdaq       Computer        CRSP NYSE         Computer
  (Fiscal Year Covered)         Corporation         Index           Index            Index            Index

12/31/91                           $ 100.0          $100.0          $100.0          $100.0          $100.0
12/31/92                              86.8           116.4           134.4           108.8            76.7
12/31/93                              30.1           133.6           127.4           120.1            92.1
12/30/94                              47.8           130.6           139.9           120.1           106.7
12/29/95                             715.1           184.7           220.4           162.8           139.5
12/31/96                            1533.1           227.2           295.9           197.4           187.0

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Arthur Andersen LLP as the Company's independent auditors for the current fiscal year. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Although stockholder approval of the Board of Directors' selection of Arthur Andersen LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Arthur Andersen LLP.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies for this year's Annual Meeting of Stockholders, at a cost to the Company of approximately $5,500 plus reimbursement of reasonable expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Roy, Utah not later than November 11, 1997 for inclusion in the proxy statement for that meeting.

                                            By Order of the Board of Directors,

                                            LAURIE B. KEATING, Secretary

March 7, 1997

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   EXHIBIT A

         TEXT OF PROPOSED AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION PROVIDING FOR CLASSIFICATION OF BOARD OF DIRECTORS

ELEVENTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

     Section 1. Number of Directors. The number of directors shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors or as provided in the By-laws of the Corporation.

     Section 2. Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     Section 3. Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the By-laws of the Corporation.

     Section 4. Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 1998; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 1999; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2000; provided, further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

     Section 5. Allocation of Directors among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2 above. To the extent possible, consistent with the provisions of
Section 2 above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     Section 6. Quorum; Action at Meeting. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 above constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the By-laws of the Corporation or by this Certificate of Incorporation.

     Section 7. Removal. Directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

     Section 8. Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     Section 9. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

                                   EXHIBIT B

            TEXT OF PROPOSED AMENDMENT TO THE CORPORATION'S BY-LAWS
                RELATING TO CLASSIFICATION OF BOARD OF DIRECTORS

             (UNDERLINED TEXT INDICATES CHANGES TO EXISTING BYLAWS)

                             ARTICLE 2 -- DIRECTORS

     2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2  Number; Election; Tenure and Qualification.

          (a) The number of directors shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

          (b) The Board of Directors shall be and is divided into three classes:
     Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

          (c) Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term expiring at the Corporation's annual meeting held in 1998; each initial director in Class II shall serve for a term expiring at the Corporation's annual meeting held in 1999; and each initial director in Class III shall serve for a term expiring at the Corporation's annual meeting held in 2000; provided further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

     2.3 Increases and Decreases in the Size of the Board. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2.2 above. To the extent possible, consistent with the provisions of Section 2.2 above, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

     2.4 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     2.5 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.7 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

     2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be given to each director in person, by telephone or by telegram sent to his business or home address at least 48 hours in advance of the meeting, or by written notice mailed to his business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     2.9 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     2.10 Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 2.2 above constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

     2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

     2.13 Removal. Directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote.

     2.14 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors.

     2.15 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                            ARTICLE 7 -- AMENDMENTS

     7.3 Certain Amendments. Notwithstanding any other provisions of law, these By-Laws or the Certificate of Incorporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, Sections 1.10, 2.2, 2.3, 2.4 or 2.13 of these By-Laws.

PROXY                                                                      PROXY

                               IOMEGA CORPORATION

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
             APRIL 22, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoint(s) Kim B. Edwards and Laurie B. Keating, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Iomega Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, 75 South West Temple, Salt Lake City, Utah 84101 on Tuesday, April 22, 1997 at 11:00 a.m., local time, and at any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

[X]PLEASE MARK YOUR VOTE AS IN THE EXAMPLE TO THE LEFT.         WITHHOLD
1.  To elect the eight directors listed below:                  AUTHORITY
         (except as marked below):                    FOR all   to vote for
    Nominees: Willem H.J. Andersen                    nominees  all nominees
              Robert P. Berkowitz                     o         o
              David J. Dunn
              Kim B. Edwards
              Michael J. Kucha
              John R. Myers
              John E. Nolan
              The Honorable John E. Sheehan
    FOR all nominees except the following:(to withhold authority to vote for any individual nominee, write that nominee's name below):

           ----------------------------------------------
2.  To approve an amendment to the Company's Restated
    Certificate of Incorporation providing for the
    classification of the Board of Directors into three
    classes, with members of each class serving for
    staggered terms.
                                                           FOR AGAINST ABSTAIN
3.  To approve an amendment to the Company's Restated        o    o      o
    Certificate of Incorporation increasing the number of
    authorized shares of Common Stock from 150,000,000
    to 400,000,000.
                                                           FOR AGAINST ABSTAIN
4.  To approve the Company's 1997 Stock Incentive Plan.      o    o      o

5.  To approve amendments to the Company's 1995 Director   FOR AGAINST ABSTAIN
    Stock Option Plan, as set forth in the accompanying      o    o      o
    Proxy Statement.

6.  To ratify the selection of Arthur Andersen LLP         FOR AGAINST ABSTAIN
    as the Company's independent                             o    o      o
    auditors for the current year.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
    UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE

     THE MEETING OR ANY ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR AFFIRMATIVELY INDICATE THE INTENT TO VOTE IN PERSON.


SIGNATURE             DATE             SIGNATURE                 DATE
          -----------     -------------         -----------------     ----------
                                                 if held jointly

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.

                               IOMEGA CORPORATION

                              AMENDED AND RESTATED
                         1995 DIRECTOR STOCK OPTION PLAN



1.   PURPOSE

     The purpose of this 1995 Director Stock Option Plan (the "Plan") of Iomega Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue as directors of the Company.

2.    ADMINISTRATION

     (a) The Board of Directors, or a Committee (the "Committee") consisting of two or more directors of the Company, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

     (b) The Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

3.   PARTICIPATION IN THE PLAN

     Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.   STOCK SUBJECT TO THE PLAN

     (a) The maximum number of shares which may be issued under the Plan shall be 1,200,000 shares of the Company's Common Stock, subject to adjustment as provided in Section 9 of the Plan.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

     (c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

     (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   TERMS, CONDITIONS AND FORM OF OPTIONS

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors or Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) OPTION GRANTS. Each person who first becomes a non-employee director from and after April 22, 1997 shall be granted an option to purchase 20,000 shares of Common Stock on the date that he/she is first elected to serve as such a director ("Initial Option Date"), and an annual option to purchase 5,000 shares of Common Stock on each anniversary of the Initial Option Date after the full vesting of such director's initial option grant has occurred, provided that he/she is then continuing to serve as a director. Each person who was serving as a non-employee director on April 21, 1997 shall be granted an annual option to purchase 5,000 shares of Common Stock on April 22, 1997 and on each April 22 thereafter that such person continues to serve as a director; provided that no such option will be granted to a non-employee director on a scheduled date of grant if on such scheduled date of grant the option granted to such non-employee director prior to April 22, 1997 is not fully vested.

     (b) OPTION EXERCISE PRICE. The option exercise price for each option granted under the Plan shall equal the closing price of the Company's Common Stock on the New York Stock Exchange on the date of grant of such option.

     (c) TRANSFERABILITY OF OPTIONS. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee; provided, however, that any option may be transferred by a director to any member of his/her immediate family (spouse, children, parents, grandchildren, grandparents and siblings), to a trust for any such family member or as a charitable gift to any charitable organization, person or entity. Subject to the foregoing proviso, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during the optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (d) TERM OF OPTIONS. No option shall be exercisable after the expiration of ten (10) years from the date upon which such option is granted. Each option shall be subject to termination before its date of expiration as hereinafter provided.

     (e) EXERCISE OF OPTIONS. Options shall be exercisable, on a cumulative basis, in five equal annual installments, commencing as to one-fifth of the shares on the first anniversary of the grant date and the remaining four annual installments on each of the four succeeding anniversaries of the grant date. If the optionee ceases to be a director, his/her options or any unexercised portion thereof which was vested and exercisable on the date of termination of the director's service shall terminate unless exercised within a period of 90 days after the date on which the director ceased to be a director, but in no event after the expiration of ten years from the grant date. Any such exercise may be made only to the extent of the number of shares subject to the option which are exercisable on the date of such termination except as otherwise provided in the case of death of disability. Notwithstanding the foregoing, if the director ceases to be a director by reason of (i) death, (ii) disability or (iii) the director's resignation or decision not to stand for re-election at 55 or older following five years of service as a director, the period during which then vested, exercisable options may be exercised shall be two years rather than 90 days (but not after the tenth anniversary of the grant date). In addition, if a director's service is terminated by reason of death or disability, all then unvested options shall automatically vest and become immediately exercisable in full.

     (f) PAYMENT OF EXERCISE PRICE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of the Company's Common Stock (which, in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price,
(iii) any combination of (i) and (ii), or (iv) an irrevocable undertaking, in a form satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions, in a form satisfactory to the Company, by the option holder to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     (g) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his/her legal representative, who, by reason of his/her death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   ASSIGNMENTS

     The rights and benefits under the Plan may not be assigned except as provided in subsections (c) and (g) of Section 5.

7.   TIME FOR GRANTING OPTIONS

     All options for shares subject to the Plan shall be granted, if at all, not later than ten (10) years after the approval of the Plan by the Company's stockholders.

8.   LIMITATION OF RIGHTS

     (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

     (b) NO STOCKHOLDER'S RIGHTS AS OPTION HOLDERS. An optionee shall have no rights as a stockholder with respect to the shares covered by such person's options until the date of the issuance to such person of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

     (c) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction or such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.

9.   CHANGES IN COMMON STOCK

     If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or if additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution or transaction with respect to such shares of Common

Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each shares subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

10.  CHANGE OF CONTROL

     In the event of a Change of Control, one-half of the outstanding options granted under the Plan which are not, by their terms, then exercisable, shall become immediately exercisable. All options which are not exercised at or prior to the occurrence of the Change of Control shall terminate immediately upon consummation of the Change of Control. A Change of Control will occur if and when any of the following events occurs or the Company enters into an agreement with respect to any of such events: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the acquisition of "beneficial ownership" (as defined in rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

11.  AMENDMENT OF THE PLAN

     The Board of Directors or Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section
9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan.

12.  NOTICE

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

13.  GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                               IOMEGA CORPORATION

                            1997 STOCK INCENTIVE PLAN
                            -------------------------

1.   Purpose
     -------

     The purpose of this 1997 Stock Incentive Plan (the "Plan") of Iomega Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Iomega Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.   Eligibility
     -----------

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock (each, an "Award") under the Plan to purchase shares of the Company's common stock, $0.03 1/3 par value per share (the "Common Stock"). Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration, Delegation
     --------------------------

     (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares subject to Awards for any one Participant to be made by such executive officers in any calendar year.

     (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). The Board shall appoint one such Committee consisting of not less than two members, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All references in the Plan to the "Board" shall mean a Committee or the Board or the executive officer referred to in Section 3(b) to the extent of such delegation.

4.   Stock Available for Awards

     (a) NUMBER OF SHARES. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 6,000,000 shares of Common Stock. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 4(c), the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 500,000 shares per calendar year or, in the case of an initial Award made in connection with the employment of a new employee, 1,000,000 shares in the initial calendar year of such employee's employment. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

         (c) ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding

Option, and (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. If this Section 4(c) applies and Section 7(e) also applies to any event, Section 7(e) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.   Stock Options
     -------------

     (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement. The exercise price of each Incentive Stock Option granted under the Plan shall be no less than 100% of the Fair Market Value (as defined in paragraph (f)(2) of this Section 5) of the Common Stock at the time such Option is granted. The exercise price of each Nonstatutory Stock Option shall be no less than 25% of the Fair Market Value of the Common Stock at the time such Option is granted; provided however, that the maximum number of shares of Common Stock subject to Nonstatutory Stock Options granted in any calendar year at below 100% of Fair Market Value shall not exceed 10% of the total number of shares of Common Stock subject to Options granted in the prior calendar year (or, with respect to the first year of the Plan, in 1997).

     (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

     (e) EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the

Option is exercised.

     (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may otherwise provide in an Option Agreement,
(i) delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(iii) delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

          (3) to the extent permitted by the Board and explicitly provided in the Option Agreement (i) by delivery of a promissory note of the Participant to the Company on terms agreed to and determined by the Board, (ii) by reduction in the amount of any liability owed by the Company to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement, or (iii) by payment of such other lawful consideration as the Board may determine; or

          (4) any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award"); provided, however, that the maximum number of shares of Common Stock subject to Restricted Stock Awards granted in any calendar year at below 100% of Fair Market Value shall not exceed 10% of the total number of shares of Common Stock subject to Awards made in the prior calendar year (or, with respect to the first year of the Plan, in 1997).


     (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price (which shall not be less than the par value of the Common Stock), if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   General Provisions Applicable to Awards
     ---------------------------------------

     (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition to any other type of Award. The terms of each type of Award made under the Plan need not be identical, and the Board need not treat Participants uniformly.

     (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Acquisition Events; Dissolution or Liquidation
         ----------------------------------------------

          (1) CONSEQUENCES OF ACQUISITION EVENTS. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that outstanding Awards shall be assumed, or equivalent Awards shall be substituted, by

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


the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; PROVIDED, HOWEVER, that if any successor corporation refuses to assume or substitute such Awards, then the Board shall: (i) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event (provided that, in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), the Board may provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options); and (ii) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event.

         An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

          (2) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed event. The Board, in its discretion, may upon written notice to the Participants, (i) provide that all then unexercised Options will become exercisable in full as of a specified date and for a specified period of time prior to such proposed event and (ii) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions immediately prior to the effectiveness of such proposed event.

          (3) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     (f) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards made to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (g) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (h) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (i) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, or that any Restricted Stock Awards shall be free of all restrictions, as the case may be.

8.   Miscellaneous
     -------------
     (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

     (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted, by the Board but Awards previously granted may extend beyond that date.

     (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

     (e) STOCKHOLDER APPROVAL. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

     (f) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


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